SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  March 4, 2004





                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Louisiana                      0-25538            72-1287456
-----------------------------     -----------------        --------------
(State or other jurisdiction       (SEC File No.)          (IRS Employer
     of incorporation)                                     Identification
                                                              Number)


211 Willow Street, Franklin, Louisiana                  70538
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (337) 828-3212
                                                    --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              TECHE HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

ITEM 5.  OTHER EVENTS
---------------------

     On March 4, 2004, the Registrant and St. Landry Financial Corporation jointly announced that they have entered into an Agreement and Plan of Merger whereby the Registrant will acquire each issued and outstanding share of St. Landry Financial Corporation common stock in exchange for $27.00 in cash per share. A copy of the press release regarding such announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety. The Registrant also held a conference call on March 5, 2004, to discuss the proposed merger. A copy of the presentation made during the Registrant's conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
             AND EXHIBITS
--------------------------------------------------------------



     Exhibit               Description
     Number                -----------
     -------
       2 Agreement and Plan of Merger, dated as of March 4, 2004, between the Registrant and St. Landry Financial Corporation

      99.1        Press Release dated March 4, 2004

      99.2        Investor Presentation

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        TECHE HOLDING COMPANY



Date: March 4, 2004                     By: /s/Patrick O. Little
                                            -----------------------------
                                            Patrick O. Little
                                            President and Chief Executive
                                            Officer